Exhibit 99.2
Omega Pro Forma Financial Statements
Unaudited Pro Forma Balance Sheet
CapitalSource Transaction

	As of December 31, 2009

	12/31/2009 Historical Balance Sheet	Adjustments for Capital Market Transactions		Company Pro Forma after Capital Market Transactions	Closing 2 Acquisition HUD Properties Historical		Company Pro Forma after Closing 2 Acquisition	Closing 3 Acquisition Properties Historical		Company Pro Forma after Closing 2 & 3 Acquisition
	a	b			f			m
ASSETS
Real estate properties
Land and buildings at cost	$1,669,843	$-		$1,669,843	$281,131	g	$1,950,974	$320,211	n	$2,271,185
Less accumulated depreciation	(296,441)	-		(296,441)	-		(296,441)	-		(296,441)
Real estate properties - net	1,373,402	-		1,373,402	281,131		1,654,533	320,211		1,974,744
Mortgage notes receivable - net	100,223	-		100,223	-		100,223	-		100,223
	1,473,625	-		1,473,625	281,131		1,754,756	320,211		2,074,967
Other investments - net	32,800	-		32,800	-		32,800	-		32,800
	1,506,425	-		1,506,425	281,131		1,787,556	320,211		2,107,767
Assets held for sale - net	877	-		877	-		877	-		877
Total investments	1,507,302	-		1,507,302	281,131		1,788,433	320,211		2,108,644

Cash and cash equivalents	2,170	108,039		110,209	(68,034)	h	42,175	-		42,175
Restricted cash	9,486	-		9,486	2,170	i	11,656	2,883	o	14,539
Accounts receivable - net	81,558	-		81,558	-		81,558	-		81,558
Other assets	50,778	4,946	c	55,724	-		55,724	(25,000)	p	30,724
Operating assets for owned properties	3,739	-		3,739	-		3,739	-		3,739
Total assets	$1,655,033	$112,985		$1,768,018	$215,267		$1,983,285	$298,094		$2,281,379

LIABILITIES AND STOCKHOLDERS’ EQUITY
Revolving line of credit	$94,100	$(94,100)		-	$-		$-	$296,211	q	$296,211
Secured Borrowings	159,354	(59,354)		100,000	214,147	j	314,147	-		314,147
Unsecured borrowings	485,000	200,000		685,000	-		685,000	-		685,000
Premium/Discount on unsecured borrowings (net)	(305)	(3,444)	d	(3,749)	-		(3,749)	-		(3,749)
Accrued expenses and other liabilities	49,895	-		49,895	2,170	k	52,065	2,883	r	54,948
Operating liabilities for owned properties	1,762	-		1,762	-		1,762	-		1,762
Total liabilities	789,806	43,102		832,908	216,317		1,049,225	299,094		1,348,319

Stockholders’ equity:
Preferred stock	108,488	-		108,488	-		108,488	-		108,488
Common stock	8,827	379		9,206	-		9,206	-		9,206
Additional paid-in capital	1,157,931	73,347		1,231,278	-		1,231,278	-		1,231,278
Cumulative net earnings	522,388	(3,843)	e	518,545	(1,050)	l	517,495	(1,000)	s	516,495
Cumulative dividends paid	(932,407)	-		(932,407)	-		(932,407)	-		(932,407)
Total stockholders’ equity	865,227	69,883		935,110	(1,050)		934,060	(1,000)		933,060
Total liabilities and stockholders’ equity	$1,655,033	$112,985		$1,768,018	$215,267		$1,983,285	$298,094		$2,281,379

Omega Pro Forma Financial Statements
Unaudited Pro Forma Statement of Operations
CapitalSource Transaction

	For the Year-end December 31, 2009
	12/31/2009 Historical Balance Sheet	Full Year Impact of Closing 1 Facilities		Impact of Capital Market Transactions		Company Pro Forma after Closing 1 Acquisition & Capital Market Transactions	Closing 2 Acquisition Properties Historical	Closing 2 Acquisition Properties Pro Forma Adjustments		Company Pro Forma after Closing 1 & 2 Acquisition	Closing 3 Acquisition Properties Historical	Closing 3 Acquisition Properties Pro Forma Adjustments		Company Pro Forma after Closing All CapitalSource Acquisitions
	a	b		h			j				k
Revenues
Rental income	$164,468	$30,036	c	$-		$194,504	$28,927	$1,610	l	$225,041	$33,947	$(288)	l	$258,700
Mortgage interest income	11,601	-		-		11,601	-	-		11,601	-	-		11,601
Other investment income - net	2,502	-		-		2,502	87	(87)	m	2,502	93	(93)	m	2,502
Miscellaneous	437	-		-		437	-	-		437	-	-		437
Nursing home revenues of owned and operated assets	18,430	-		-		18,430	-	-		18,430	-	-		18,430
Total operating revenues	197,438	30,036		-		227,474	29,014	1,523		258,011	34,040	(381)		291,670

Expenses
Depreciation and amortization	44,694	11,800	d	-		56,494	7,911	4,321	n	68,726	10,160	4,237	n	83,123
General and administrative	11,742	-		-		11,742	2,731	(1,531)	o	12,942	3,485	(3,485)	o	12,942
Acquisition related costs	1,561	-		-		1,561	-	-		1,561	-	-		1,561
Provisions for impairment on real estate properties	159	-		-		159	-	-		159	-	-		159
Provisions for uncollectible mortgages, notes and accounts receivable	2,765	-		-		2,765	-	-		2,765	-	-		2,765
Nursing home revenues and expenses of owned and operated assets	20,632	-		-		20,632	-	-		20,632	-	-		20,632
Total operating expenses	81,553	11,800		-		93,353	10,642	2,790		106,785	13,645	752		121,182

Income before other income and expense	115,885	18,236		-		134,121	18,372	(1,267)		151,226	20,395	(1,133)		170,488
Other income (expense):
Interest and other investment income	21	-		-		21	-	-		21	-	-		21
Interest	(36,077)	(15,326)	e	(5,318)		(56,721)	(5,445)	(5,771)	p	(67,937)	(6,883)	(4,965)	p	(79,785)
Interest - amortization of deferred financing costs	(2,472)	(495)	f	321		(2,646)	-	-		(2,646)	-	-		(2,646)
Interest - refinancing costs	(526)	-		-		(526)	-	-		(526)	-	-		(526)
Litigation settlements	4,527	-		-		4,527	-	-		4,527	-	-		4,527
Total other (expense) income	(34,527)	(15,821)		(4,997)		(55,345)	(5,445)	(5,771)		(66,561)	(6,883)	(4,965)		(78,409)

Income before gain on assets sold	81,358	2,415		(4,997)		78,776	12,927	(7,038)		84,665	13,512	(6,098)		92,079
Gain (loss) on assets sold - net	753	-		-		753	-	-		753	-	-		753
Income from continuing operations before income taxes	82,111	2,415		(4,997)		79,529	12,927	(7,038)		85,418	13,512	(6,098)		92,832
Income taxes	-	-		-		-	-	-		-	-	-		-
Income from continuing operations	82,111	2,415		(4,997)		79,529	12,927	(7,038)		85,418	13,512	(6,098)		92,832
Discontinued operations	-	-		-		-	-	-		-	-	-		-
Net income	82,111	2,415		(4,997)		79,529	12,927	(7,038)		85,418	13,512	(6,098)		92,832
Preferred stock dividends	(9,086)	-		-		(9,086)	-	-		(9,086)	-	-		(9,086)
Series C preferred stock conversion charges	-	-		-		-	-	-		-	-	-		-
Net income available to common	$73,025	$2,415		$(4,997)		$70,443	$12,927	$(7,038)		$76,332	$13,512	$(6,098)		$83,746

Income per common share:
Basic:
Income from continuing operations	$0.87					$0.78				$0.85				$0.93
Net income	$0.87					$0.78				$0.85				$0.93
Diluted:
Income from continuing operations	$0.87					$0.78				$0.85				$0.93
Net income	$0.87					$0.78				$0.85				$0.93

Dividends declared and paid per common share	$1.20					$1.20				$1.20				$1.20

Weighted-average shares outstanding, basic	83,556	2,641	g	3,787	i	89,984	-	-		89,984	-	-		89,984
Weighted-average shares outstanding, diluted	83,649	2,641	g	3,787	i	90,077	-	-		90,077	-	-		90,077

Omega Pro Forma Financial Statements
Unaudited Pro Forma Balance Sheet Adjustments
CapitalSource Transaction

Balance Sheet Pro Forma Adjustments:

a	Reflects the Company’s historical balance sheet for the period ended December 31, 2009.

b
Reflects capital market activity in 2010 in connection with the CapitalSource transactions.  In February 2010, the Company issued $200 million of its 7.5% 10 year senior notes at a discount and used the net proceeds to repay (i) amounts outstanding under its 2009 $200 million revolving credit facility and (ii) $59.4 million of secured borrowings assumed in connection with the December 22, 2009 acquisition of 40 facilities from CapitalSource (Closing 1).  The discount on the $200 million 7.5% 10 year senior notes was approximately $3.4 million.  In addition, the Company issued approximately 3.8 million shares of common stock under its Equity Shelf Program for net proceeds of approximately $73.8 million.  In 2010, the Company incurred deferred financing costs associated with entering into a new $320 million revolving credit facility.

c
Reflects: (i) approximately $4.3 million in debt issuance cost associated with the $200 million 7.5% 10 year senior notes offering completed in February 2010 and $4.5 million in debt issuance costs associated with the new $320 million revolving credit facility completed in April 2010, and (ii) the write-off of December 31, 2009 unamortized debt issuance costs of $3.8 million associated with the 2009 $200 million revolving credit facility.

d	Reflects the discount on the issuance of the $200 million 7.5% 10 year senior notes issued in February 2010.

e	Reflects the write-off of December 31, 2009 unamortized debt issuance costs associated with the 2009 $200 million credit facility.

f
The aggregate consideration for the entities owning an additional 40 facilities to be acquired from CapitalSource (Closing 2) is estimated to be approximately $270.4 million, to consist of the following:

Preliminary estimated fair value of land, building and FF&E	$281.1
Estimated market adjustment for assumed HUD debt	(10.7)
Total Consideration paid at closing	$270.4

Funding of Consideration:
Assumption of 9.0% subordinated debt	$20.0
Assumption of 6.41% HUD debt	53.8
Assumption of 4.85% HUD debt	129.6
Funds drawn from the Company’s revolving credit facility	67.0
Total Funding of consideration at Closing 2	$270.4

g
Reflects the pending acquisition of entities owning an additional 40 facilities from CapitalSource at Closing 2, which is expected to be completed during the second quarter of 2010.  The aggregate consideration for the additional 40 facilities is estimated to be $270.4 million.  The Company intends to account for the acquisition in accordance with guidance for business combinations and is currently in the process of analyzing the fair value of the acquired properties and the related in-place leases.  The Company estimates that the value of the above and below market lease intangibles approximates one another and as a result no value has been assigned to in-place leases and no adjustment has been reflected for the amortization of the acquired lease intangibles.  The purchase price allocations are preliminary and subject to change.  Our preliminary allocation of the purchase price to real estate assets is as follows:

Land	$34.3
Building and FF&E	246.8
Total	$281.1

h	Reflects cash used to fund the acquisition of the 40 facilities in Closing 2 and estimated acquisition related costs.

i	Reflects cash expected to be received from CapitalSource that relates to liquidity deposits held for leases.

j	Reflects debt that the Company expects to assume as part of Closing 2. The $203.4 million in assumed debt includes: $20.0 million in 9% subordinated debt that matures in December 2021, $53.8 million in Housing and Urban Development (“HUD”) Mortgage debt at a weighted average of 6.41% that matures between January 2036 and May 2040, and $129.6 million of new HUD debt at 4.85% that matures in 2039. The Company intends to account for the acquisition in accordance with guidance for business combinations and is currently in the process of analyzing the fair value of the assumed debt. The Company estimates that the current fair market value of the $53.8 million HUD debt at current market rates is approximately $64.5 million. No other adjustments have been made regarding fair market value adjustments for any of the other assumed debt as the Company has estimated that the carrying amount of such debt approximates fair value based on current borrowing rates of similar instruments. The purchase price allocations are preliminary and subject to change. Closing 2 is expected to occur during the second quarter of 2010.

k	Reflects the liabilities associated with liquidity deposits noted above in footnote (i).

l	Reflects the Company’s estimate of acquisition related costs associated with Closing 2. The Company assumed that the costs were paid with available cash.

m
The aggregate consideration for the entities owning the additional 63 facilities to be acquired from CapitalSource upon the exercise of the Company’s purchase option at Closing 3 is estimated to be approximately $320.2 million, to consist of the following:

Preliminary estimated fair value of land, building and FF&E	$320.2
Payment of deposit for purchase option paid during Closing 1	(25.0)
Total Consideration paid at closing	$295.2

The Company plans to use funds from its line of credit to fund the $295.2 million in consideration due at closing.

n
Reflects the pending acquisition of entities owning an additional 63 facilities from CapitalSource at Closing 3, which is expected to be completed during the second quarter of 2010.  The aggregate consideration for the additional 63 facilities is estimated to be $320.2 million.  The Company intends to account for the acquisition in accordance with guidance for business combinations and is currently in the process of analyzing the fair value of the acquired properties and the related in-place leases.  The Company estimates that the value of the above and below market lease intangibles approximates one another and as a result no value has been assigned to in-place leases and no adjustment has been reflected for the amortization of the acquired lease intangibles.  The purchase price allocations are preliminary and subject to change.  Our preliminary allocation of the purchase price to real estate assets is as follows:

Land	$33.1
Building and FF&E	287.1
Total	$320.2

o	Reflects cash expected to be received from CapitalSource that relates to liquidity deposits held for leases.

p
Reflects the exercise of the Company’s option to purchase the additional 63 facilities at Closing 3.  The purchase option is applied to the total consideration for Closing 3 and is allocated to acquired assets and assumed liabilities.

q	Reflects funds used from the new 2010 $320 million revolving credit facility to fund the acquisition of 63 facilities from CapitalSource at Closing 3.

r	Reflects the liabilities associated with liquidity deposits noted above in footnote (o).

s
Reflects the Company’s estimate of acquisition related costs associated with Closing 3.  The Company assumed that the costs were paid with funds drawn from the new 2010 $320 million revolving credit facility.

Omega Pro Forma Financial Statements
Unaudited Pro Forma Statement of Operation Adjustments
CapitalSource Transaction

Statement of Operations Pro Forma Adjustments:

a	Reflects the Company’s historical statements of operation for the year-ended December 31, 2009.

b
Reflects the full year impact of the December 22, 2009 (Closing 1) acquisition of 40 facilities from CapitalSource Inc. (CapitalSource) and related financing activities, including (i) a new five year $100 million in new 6.5% term loan which closed on December 18, 2009, (ii) the issuance of approximately 2.7 million shares of Company common stock valued at approximately $52.8 million on December 22, 2009 to an affiliate of CapitalSource, (iii) the assumption of $59.4 million in 6.8% CapitalSource mortgage debt and (iv) a draw of approximately $90 million under our 2009 $200 million revolving credit facility.  The aggregate consideration for the 40 facilities was approximately $270 million.  At Closing 1, the Company also purchased an option for $25 million to purchase an additional 63 CapitalSource facilities.  The Company accounted for the acquisition in accordance with guidance for business combinations and is currently in the process of finalizing the analysis of the fair value of the acquired properties and the related in-place leases.  The purchase price allocations are preliminary and subject to change.

c
Reflects full year impact of straight-line rents for Closing 1 facilities as if the lease start dates were January 1, 2009 and the estimated impact of in-place lease  amortization associated with the purchased leases acquired at Closing 1.

d	Reflects the full year impact of depreciation and amortization associated with the Closing 1 facilities as if the facilities were acquired on January 1, 2009.

e
The adjustment is to reflect the full year impact of the interest costs related to the debt issued and assumed to finance Closing 1 as if the transaction had occurred on January 1, 2009.  See footnote (b) above for additional details related to the debt issued and assumed in connection with Closing 1.

f
Reflects the full year impact of debt issuance cost associated with the $100 million term loan issued on December 18, 2009 related to Closing 1.  The adjustment is to reflect the amortization of debt issuance costs related to the $100 million term loan as if the transaction had occurred on January 1, 2009.

g	Reflects the share impact as if Closing 1 had occurred on January 1, 2009 not December 22, 2009.

h
Reflects capital market activity in 2010 in preparation for the completion of the CapitalSource transactions.  In February 2010, the Company issued $200 million of 7.5% 10 year bonds at a discount and used the net proceeds to repay all of the outstanding amounts under its 2009 $200 million revolving credit facility and $59.4 million of mortgage debt (i.e., secured borrowings) that was assumed from CapitalSource as part of Closing 1.  The discount on the $200 million 7.5% 10 year bonds was approximately $3.4 million.  In addition, the Company issued approximately 3.8 million shares of common stock under its Equity Shelf Program for net proceeds of approximately $73.8 million.  In 2010, the Company incurred deferred financing costs associated with entering into a new 2010 $320 million revolving credit facility, replacing the existing 2009 $200 million revolving credit facility.

i
Represents the number of shares issued in capital market transactions in 2010 associated with our Equity Shelf Program.  The adjustment is to reflect the issuance of these shares as if they occurred on January 1, 2009.

j
Reflects the historical financial results of operations for an additional 40 facilities to be acquired from CapitalSource (Closing 2), which the Company expects to acquire during the second quarter of 2010, for the year-end December 31, 2009.  The aggregate consideration for the additional 40 facilities to be acquired at Closing 2 is estimated to be $270 million.  The Company expects to assume approximately $203 million in debt as a result of Closing 2 from CapitalSource.  The Company intends to account for the acquisition in accordance with guidance for business combinations and is currently in the process of analyzing the fair value of the acquired properties, the related in-place leases and assumed debt.  The purchase price allocations are preliminary and subject to change.

k
Reflects the historical financial results of operations for an additional 63 facilities to be acquired from CapitalSource (Closing 3), which the Company expects to acquire during the second quarter of 2010, for the year-end December 31, 2009.  The aggregate consideration for the additional 63 facilities to be acquired at Closing 3 is estimated to be $320 million.  The Company intends to account for the acquisition in accordance with guidance for business combinations and is currently in the process of analyzing the fair value of the acquired properties, the related in-place leases and assumed debt.  The purchase price allocations are preliminary and subject to change.

l	Reflects increased straight-line rents as if the lease start dates for Closing 2 and Closing 3 facilities were January 1, 2009.

Year-end
December 31,
2009

Closing 2, 40 Facilities expected to be acquired during the second quarter of 2010:

Rental income recorded by CapitalSource	$28,927
Revenue income assuming the acquisition occurred on January 1, 2009	30,537
Pro Forma adjustment to rental income	$1,610

Closing 3, 63 Facilities expected to be acquired during the second quarter of 2010:

Rental income recorded by CapitalSource	$33,947
Revenue income assuming the acquisition occurred on January 1, 2009	33,659
Pro Forma adjustment to rental income	$(288)

m	Reflects an adjustment to eliminate the other investment income because we do not intend to purchase other assets from CapitalSource.

n
Reflects an adjustment to depreciation and amortization as if Closing 2 and Closing 3 facilities were purchased on January 1, 2009.  The estimate is based on our preliminary estimate of the purchase price allocation for the 40 facilities expected to be acquired at Closing 2 during the second quarter of 2010  and the 63 additional facilities that are expected to be acquired at Closing 3 during the second quarter of 2010.  The aggregate consideration for the 40 facilities that we expect to acquire at Closing 2 is approximately $270 million and the aggregate consideration for the additional 63 facilities that we expect to acquire at Closing 3 is approximately $320 million, including the $25 million in purchase option deposits that  paid at Closing 1 related to Closing 3.  The Company intends to account for both of these acquisitions in accordance with guidance for business combinations and is currently in the process of analyzing the fair value of these facilities and the related in-place leases.  The purchase price allocations are preliminary and subject to change.

Year-end
December 31,
2009

Closing 2, 40 Facilities expected to be acquired during the second quarter of 2010:
Depreciation & amortization recorded by CapitalSource	$7,911
Depreciation & amortization assuming the acquisition occurred on January 1, 2009	12,232
Pro Forma adjustment to depreciation & amortization	$4,321

Closing 3, 63 Facilities expected to be acquired during the second quarter of 2010:
Depreciation & amortization recorded by CapitalSource	$10,160
Depreciation & amortization assuming the acquisition occurred on January 1, 2009	14,397
Pro Forma adjustment to depreciation & amortization	$4,237

o
Reflects the estimated reduction in general and administrative costs relating to allocations of corporate costs of CapitalSource that are not recurring direct costs of the Closing 2 and Closing 3 facilities, as applicable.

p	Represents interest expense on the assumed debt as part of Closing 2 and the anticipated draw on the Company’s new 2010 $320 million revolving credit facility in connection with Closing 3.

Year-end
December 31,
2009

Closing 2, 40 Facilities expected to be acquired during the second quarter of 2010:
Interest Expense Recorded by CapitalSource	$(5,445)
Interest expense assuming the acquisition occurred on January 1, 2009	(11,216)
Pro Forma adjustment to interest expense	$(5,771)

Closing 3, 63 Facilities expected to be acquired during the second quarter of 2010:
Interest Expense Recorded by CapitalSource	$(6,883)
Interest expense assuming the acquisition occurred on January 1, 2009	(11,848)
Pro Forma adjustment to interest expense	$(4,965)